                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report



                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 13, 2002


                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)



      New York                     1-2328                      36-1124040
  (State or other         (Commission file number)           (I.R.S. employer
  jurisdiction of                                         identification number)
   incorporation)


                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

ITEM 9.  REGULATION FD DISCLOSURE

On August 12, 2002, the Principal Executive Officer, Ronald H. Zech and Principal Financial Officer, Brian A. Kenney, each submitted to the SEC a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              GATX CORPORATION
                                     -----------------------------------
                                                (Registrant)

                                              /s/ Brian Kenney
                                     -----------------------------------
                                              Brian A. Kenney
                                         Senior Vice President and
                                          Chief Financial Officer
                                         (Duly Authorized Officer)



Date:  August 13, 2002

EXHIBIT

99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.